Exhibit 99.1

Investor Contact:	Adam Hanan
(615) 443-9887

Media Contacts:	For Cracker Barrel: Janella Escobar, (615) 235-4135
For Punch Bowl Social: Stefanie Jones, (303) 324-0857

Cracker Barrel and Punch Bowl Social Enter into Strategic Relationship

Award-Winning “Eatertainment” Concept Has Significant Growth Potential

LEBANON, Tenn. and DENVER, Colo. – July 23, 2019 – Cracker Barrel Old Country Store, Inc. (“Cracker Barrel” or the “Company”) (Nasdaq: CBRL) and Denver-based Punch Bowl Social today announced they have entered into a strategic relationship, with Cracker Barrel taking a non-controlling position in the concept. Under the terms of the agreement, Cracker Barrel will invest up to approximately $140 million to acquire its initial non-controlling stake and to provide growth capital for future development, although a portion of this amount is anticipated to be offset by third-party financing, which Punch Bowl Social is presently arranging. The agreement includes provisions for the Company to potentially acquire a controlling or full ownership position in Punch Bowl Social in the future.

Founded in 2012, Punch Bowl Social is an award-winning experiential food and beverage concept offering a compelling social experience, pairing a made-from-scratch food and craft beverage program with social gaming in a design-forward environment. Punch Bowl Social’s large-format locations provides a unique and authentic atmosphere through distinctive, engaging design. It currently has 17 locations across 12 states and plans to open 11 additional units by the end of calendar year 2020. Punch Bowl Social is led by founder and CEO Robert Thompson, an entrepreneur with over twenty years of experience owning and operating large-format experiential food and beverage concepts. Thompson and a seasoned management team will continue to oversee day-to-day operations.

The investment in Punch Bowl Social allows Cracker Barrel to enter a new and expanding experiential food and beverage segment, providing another growth vehicle to deliver shareholder value. Additionally, the strategic relationship provides Punch Bowl Social with additional resources to drive continued growth.

“We’re excited to partner with Robert Thompson and his talented Punch Bowl Social management team to support such a differentiated, high-growth concept. Our investment in Punch Bowl Social is another example of our commitment to driving shareholder value, as it gives us an opportunity to enter a new category with exposure to new guests and demographics while also leveraging our strengths and the similarities between the two companies. Cracker Barrel and Punch Bowl Social are both highly experiential brands that emphasize quality food and beverage, hospitality and fun. We love what Punch Bowl Social has built and are excited about helping them continue to grow,” said Sandy Cochran, CEO of Cracker Barrel.

Punch Bowl Social founder and CEO Robert Thompson said, “This relationship represents a tremendous opportunity for the entire Punch Bowl Social family, and we’re thrilled to partner with Cracker Barrel. Their high-volume, multi-location expertise will help us continue to realize our vision for growth across the country. Our continued goal is to be an experiential millennial and Gen Z lifestyle brand that creates authentic, social guest experiences. Having Cracker Barrel provide growth capital and strategic resources sets us up for the next exciting chapter for Punch Bowl Social.”

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About Cracker Barrel Old Country Store®

Cracker Barrel Old Country Store, Inc. (Nasdaq: CBRL) shares warm welcomes and friendly service while offering guests high-quality homestyle food and unique shopping — all at a fair price. By creating a world filled with hospitality and charm through an experience that combines dining and shopping, guests are cared for like family. Established in 1969 in Lebanon, Tenn., Cracker Barrel and its affiliates operate 660 company-owned Cracker Barrel Old Country Store® locations in 45 states and own the fast-casual Holler and Dash® restaurants. For more information about the company, visit crackerbarrel.com.

About Punch Bowl Social

Punch Bowl Social is the first experiential food and beverage brand to bring a made-from-scratch menu and craft beverages together with social gaming in one design-forward environment. Punch Bowl Social was named as one of Fast Company’s 2019 Top 50 Most Innovative Companies in the World, a Nation’s Restaurant News Hot Concept in 2018, among more than a dozen other national and regional awards. Punch Bowl Social serves weekend brunch, lunch, dinner and late-night snacks alongside a variety of creative punches, local microbrews and craft non-alcoholic beverages. For more information, please visit www.punchbowlsocial.com.

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Except for specific historical information, certain of the matters discussed in this press release may express or imply projections of revenues or expenditures, statements of plans and objectives or future operations or statements of future economic performance. These, and similar statements are forward-looking statements concerning matters that involve risks, uncertainties and other factors which may cause the actual performance of Cracker Barrel Old Country Store, Inc. and Punch Bowl Social and the expected results of the transaction described in this press release to differ materially from those expressed or implied herein. All forward-looking statements are provided pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these factors. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “trends,” “assumptions,” “target,” “guidance,” “outlook,” “opportunity,” “future,” “plans,” “goals,” “objectives,” “expectations,” “near-term,” “long-term,” “projection,” “may,” “will,” “would,” “could,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “potential,” “regular,” “should,” “projects,” “forecasts,” or “continue” (or the negative or other derivatives of each of these terms) or similar terminology. Factors that could materially affect actual results include, but are not limited to: negative effects of the announcement or the consummation of the transaction on the market price of our common stock; transaction costs; the risks associated with governance and control matters in minority investments; the effects of uncertain consumer confidence and discretionary income and the uncertain sustainability of consumer appetite for the Punch Bowl Social concept; the capital requirements of Punch Bowl Social exceeding those presently expected; the relative newness of the Punch Bowl Social concept and uncertainty of the Punch Bowl Social

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business model; the capabilities of the Punch Bowl Social management team; Punch Bowl Social’s ability to successfully execute plans intended to improve operational or marketing execution and performance; the ability of and cost to Punch Bowl Social to recruit, train and retain qualified hourly and management employees; the effects of Punch Bowl Social’s indebtedness and associated restrictions on Punch Bowl Social’s financial and operating flexibility and ability to execute or pursue its operating plans and objectives; changes in interest rates or capital market conditions affecting Punch Bowl Social’s financing costs and ability to refinance all or portions of its indebtedness; the availability and cost of suitable sites for Punch Bowl Social unit development and Punch Bowl Social’s ability to identify those sites; Punch Bowl Social’s ability to enter successfully into new geographic markets; the actual results of pending, future or threatened litigation or governmental investigations; disruptions to Punch Bowl Social’s restaurant supply chain; and other factors described from time to time in our filings with the Securities and Exchange Commission, press releases, and other communications. Any forward-looking statement made by us herein, or elsewhere, speaks only as of the date on which made. We expressly disclaim any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

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